FTI Municipal Bond Fund
FTI Bond Fund
FTI Large Capitalization Growth Fund
FTI Large Capitalization Growth and Income Fund
FTI Small Capitalization Equity Fund
FTI International Equity Fund
(Portfolios of FTI Funds)
Supplement to Combined Prospectus dated March 31, 1999 (Revised April 19, 1999) and Combined Statement of Additional Information dated March 31, 1999

The following information is a supplement to your combined Prospectus. We are providing it to advise you of changes in portfolio management for the FTI Large Capitalization Growth Fund and FTI Small Capitalization Equity Fund. These changes are effective as of August 1, 1999.

1. Please replace the entire paragraph on page 46 of the Prospectus under the section entitled Portfolio Managers for FTI Funds, FTI Large Capitalization Growth Fund, with the following paragraph:

     Allison Schatz, Coleen Barbeau, and John Hartz are primarily responsible for the day-to-day investment management of the Large Capitalization Growth Fund and Ms. Barbeau and Mr. Hartz have done so since its inception, December 11, 1998. Ms. Schatz, Certified Financial Analyst and Senior Vice President of FTCI, is a manager of large capitalization equity portfolios. Ms. Schatz received a B.S.B.A. in finance and an M.I.S. from Boston University in 1985 and joined FTCI the same year. For the past 10 years, Ms. Schatz has managed portfolios of large capitalization U.S. equity securities primarily for pension funds, foundations and endowments. She is a member of the Large Capitalization Equity Committee of FTCI. Ms. Barbeau, Senior Vice President of FTCI, is responsible for managing institutional and individual portfolios. She is a member of the Global Investment Committee, Investment Policy Committee and is Co-chair of the Large Capitalization Equity Committee. Ms. Barbeau received a B.A. degree from Montclair University in 1981. Prior to joining FTCI in 1983, she was with Shearson/American Express. Mr. Hartz, Senior Vice President of FTCI, manages institutional large capitalization equity portfolios. Mr. Hartz received a B.A. degree from Trinity College in 1959 and an M.B.A. from Columbia Business School in 1962. Prior to joining FTCI in 1987, he was an investment manager for 26 years at several leading institutions, most recently as vice president of the Investment Advisory Division of MONY Financial Services. He is a member of the Investment Policy Committee and Co-chair of the Large Capitalization Committee.

2. Please replace the entire paragraph on page 47 of the Prospectus under the section entitled Portfolio Managers for FTI Funds, FTI Small Capitalization Equity Fund, with the following paragraph:

         Susan McGarry, Helen Degener, Grant Babyak and Yvette Bockstein are primarily responsible for the day-to-day investment management of the Small Capitalization Equity Fund. Ms. McGarry, Vice President of FTCI, is a manager of smaller capitalization equity portfolios and is responsible for research on smaller capitalization stocks. Ms. McGarry received a B.A. in history from Yale College in 1983 and an M.P.P.M. from the Yale School of Management in 1990. She joined FTCI in 1995 to become the firm's first dedicated small cap research analyst and assumed portfolio management responsibilities in 1996 while continuing to conduct research for the firm. Prior to coming to FTCI, Ms. McGarry worked for eight years at Lehman Brothers in the Global Asset Management and Corporate Finance divisions. Ms. Degener, Senior Vice President of FTCI, has managed the Fund since its inception, December 22, 1995, and, along with Mr. Babyak, Ms. Bockstein and Ms. McGarry, serves on FTCI's Small Cap Investment Committee. Ms. Degener has been with FTCI since 1994 during which time she has managed individual and institutional portfolios in small cap and special situations sectors. Prior to joining FTCI, she spent thirteen years at Morgan Guaranty Trust Company as a Vice President and manager of several small capitalization equity funds. Mr. Babyak is a Senior Vice President of FTCI and has been with the Adviser since 1996 managing individual and institutional portfolios in small cap and special situations sectors. Prior to joining FTCI, Mr. Babyak worked for six years at Avatar Associates as an institutional portfolio manager and two years at United States Trust Company as an analyst. Ms. Bockstein, Senior Vice President of FTCI, has been with the Adviser since 1978, and manages institutional and individual portfolios in the small capitalization and special situations sectors.

The following information is a supplement to your combined Statement of Additional Information. We're providing it to advise you of changes in management for the FTI Funds (the "Trust"). These changes are effective as of July 15, 1999.

At a Special Meeting of the Board of Trustees of the Trust, held on July 15, 1999, the Trustees voted to accept the resignation of Nancy L. Close as a Trustee of the Trust and elected Mr. Kevin J. O'Donnell to fill the vacancy created by that resignation. Kindly replace the information regarding Ms. Close, found on page 15 of the Statement of Additional Information, with the following information regarding Mr. O'Donnell:




Name
Birthdate                                                                       Aggregate
Address                             Principal Occupation                        Compensation
Position With Trust                 for Past 5 Years                            From Trust
------------------------------------------------------------------------------------------

Kevin J. O'Donnell                  Partner, Pitney, Hardin, Kipp & Szuch       $0
Birthdate:  September 1, 1948       (a law firm)
Park Avenue at Morris County
200 Campus Drive
Florham Park, NJ  07932



                                                                   July 30, 1999













Cusip 302927504 MBF Cusip 302927603 BF Cusip 302927702 LCGF Cusip 302927801
LCGIF Cusip 302927108 SCEF Cusip 302927207 IEF G01598-09 (7/99)